   As filed with the Securities and Exchange Commission on December 20, 2005.
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          QUANTA CAPITAL HOLDINGS LTD.
             (Exact name of registrant as specified in its charter)

                BERMUDA                                     N/A
      (State of incorporation                         (IRS employer
          or organization)                        identification number)

                                CUMBERLAND HOUSE
                                1 VICTORIA STREET
                                 HAMILTON HM 11
                                     BERMUDA
          (Address of principal executive offices, including zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box. | |

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box. |X|

Securities Act registration file number to which this form relates: 333-129255

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class              Name of Each Exchange on Which
      to be so Registered              Each Class is to be Registered
      -------------------              ------------------------------
        Not Applicable                          Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

           10.25% Series A Preferred Shares, par value $0.01 per share
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

         This registration statement on Form 8-A relates to the registration of the 10.25% series A preferred shares (the "Series A Preferred Shares") of Quanta
Capital Holdings Ltd. (the "Company"). A description of the Series A Preferred
Shares is set forth under the heading "Description of the Series A Preferred
Shares" in the Prospectus Supplement filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of
1933, as amended, on December 16, 2005. Such Prospectus Supplement shall supplement the Prospectus contained in the Company's Registration Statement on
Form S-3 (File No. 333-129255), which became effective on November 2, 2005. Such
Prospectus Supplement shall be deemed to be incorporated herein by reference for all purposes.

Item 2.  Exhibits.

EXHIBIT NUMBER    DESCRIPTION
---------------   --------------------------------------------------------------

3.1               Memorandum of Association of the Company (incorporated by
                  reference from Exhibit 3.1 to the Company's Registration
                  Statement on Form S-1 (No. 333-111535) filed on December 24,
                  2003).

3.2               Amended and Restated Bye-Laws of the Company (incorporated by reference from Exhibit 3.2 to the Company's Registration
                  Statement on Form S-1 (No. 333-111535) filed on December 24,
                  2003).

4.1               Certificate of Designation of the 10.25% Series A Preferred
                  Shares (incorporated by reference from Exhibit 4.1 to the
                  Company's Current Report on Form 8-K filed on December 20,
                  2005).

4.2               Form of share certificate evidencing the 10.25% Series A
                  Preferred Shares, par value $0.01 per share (incorporated by reference from Exhibit 4.2 to the Company's Current Report on
                  Form 8-K filed on December 20, 2005).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     QUANTA CAPITAL HOLDINGS LTD.

Date: December 20, 2005              By:  /s/ Robert Lippincott III
                                         ---------------------------------------
                                          Robert Lippincott III,
                                          Interim Chief Executive Officer and
                                          President

                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
---------------   --------------------------------------------------------------

3.1               Memorandum of Association of the Company (incorporated by
                  reference from Exhibit 3.1 to the Company's Registration
                  Statement on Form S-1 (No. 333-111535) filed on December 24,
                  2003).

3.2               Amended and Restated Bye-Laws of the Company (incorporated by reference from Exhibit 3.2 to the Company's Registration
                  Statement on Form S-1 (No. 333-111535) filed on December 24,
                  2003).

4.1               Certificate of Designation of the 10.25% Series A Preferred
                  Shares (incorporated by reference from Exhibit 4.1 to the
                  Company's Current Report on Form 8-K filed on December 20,
                  2005).

4.2               Form of share certificate evidencing the 10.25% Series A
                  Preferred Shares, par value $0.01 per share (incorporated by reference from Exhibit 4.2 to the Company's Current Report on
                  Form 8-K filed on December 20, 2005).